Exhibit 99.1

Media Contacts:

Natasha Moore, +44 (0)7961760121, natasha.moore@morningstar.com, ukmedia@morningstar.com

Scott Gilmore, +1 773-664-9829, scott.gilmore@morningstar.com, newsroom@morningstar.com

FOR IMMEDIATE RELEASE

Morningstar Completes Acquisition of Wealth Management Platform Provider Praemium’s UK and International Business

CHICAGO and LONDON, June 30, 2022 –  Morningstar, Inc. (Nasdaq: MORN), a leading provider of independent investment research, has completed its acquisition of Praemium’s operations in the United Kingdom, Jersey, Hong Kong, and Dubai from Praemium Limited (ASX: PPS) for £35 million, subject to completion adjustments.

Across its U.K. and international business, Praemium offers proprietary, friction-free technology and services that enable advisers to outsource key elements of the advice workflow. Its platform–which Morningstar plans to rename as the Morningstar Wealth Platform – is used by nearly 500 independent financial advice firms to better serve their clients. Wealthcraft, a full-service, end-to-end adviser practice management support tool, which includes digital factoring, engagement, and risk profiling, is also part of Praemium’s international offerings.

“We are excited to welcome more than 100 new colleagues to Morningstar and expand our ability to offer advisers technology-enabled flexibility and choice,” said Daniel Needham, president, Wealth Management Solutions, Morningstar. “The Wealth Platform and Wealthcraft are powerful tools that reduce friction and save time so advisers can serve more investors – and in more extensive ways than they do today.”

The end-to-end Morningstar Wealth Platform adds to the data, research, portfolio analytics, and investment management capabilities offered to advisers by Morningstar and its subsidiaries, creating a complete experience designed to help advisers empower investor success at scale.

“We are excited to have found a home with a long-term vision and commitment to our best-in-class platform experience,” said Mark Sanderson, Praemium U.K. and international managing director, who now reports to Needham. “Morningstar understands that our fast growth has come from a relentless focus on delivering for our customers, and as part of Morningstar, we will only accelerate our existing road map. We are dedicated to a disruption-free customer experience—with no plans to re-platform—and the work to separate our technology has already been completed without any impact to our clients, which is a testament to that commitment.”

Click here to watch Mark Sanderson and Steve Croucher, EMEA managing director for Morningstar Investment Management Europe, discuss the acquisition and integration plans during the U.K. Morningstar Investment Conference.

For more information, please see the new websites here:

•        www.morningstarwealthplatform.com

•        www.wealthcraft.com

About Praemium’s U.K. and International Business

The Praemium U.K. and international business offers digital-first financial services. Our offering to advisers is in three parts: custody and administration through the Praemium platform (now Morningstar Wealth Platform); adviser practice management support through Wealthcraft (now a Morningstar company); and discretionary investment management through Smart Investment Management (Smart IM, now a Morningstar company).

The platform offers advisers advanced portfolio management and rebalancing capabilities, market-leading reporting and MI, paperless and signatureless processes, and unique AI-driven adviser insights which highlight unusual client behaviour. Firms can white label the platform to their own requirements. Adviser firms can serve their offshore clients around the world through the Jersey-based platform. And U.K.-based clients through the U.K. platform.

Founded in 2001 in Australia, Praemium launched in the U.K. in 2006 and Jersey in 2012. Our mission is to assist wealth advisers to deliver great investor experiences and outcomes.

About Morningstar, Inc.

Morningstar, Inc. is a leading provider of independent investment research in North America, Europe, Australia, and Asia. The Company offers an extensive line of products and services for individual investors, financial advisers, asset managers and owners, retirement plan providers and sponsors, and institutional investors in the debt and private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, debt securities, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with approximately $265 billion in assets under advisement and management as of March 31, 2022. The Company has operations in 29 countries. For more information, visit www.morningstar.com/company. Follow Morningstar on Twitter @MorningstarInc.

Caution Concerning Forward-Looking Statements relates to Morningstar Inc. and to none of the other entities referred to throughout the document

This press release contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others, failing to maintain and protect our brand, independence, and reputation; liability related to cybersecurity and the protection of confidential information, including personal information about individuals; liability for any losses that result from an actual or claimed breach of our fiduciary duties or failure to comply with applicable securities laws; compliance failures, regulatory action, or changes in laws applicable to our credit ratings operations, or our investment advisory, ESG, and index businesses; failing to respond to Page 7 of 13 technological change, keep pace with new technology developments, or adopt a successful technology strategy; the failure to recruit, develop, and retain qualified employees; inadequacy of our operational risk management and business continuity programs in the event of a material disruptive event, including an outage of our database, technology-based products and services or network facilities; failing to differentiate our products and services and continuously create innovative, proprietary, and insightful financial technology solutions; prolonged volatility or downturns affecting the financial sector, global financial markets, and global economy and its effect on our revenue from asset-based fees and credit ratings business; failing to maintain growth across our businesses in today's fragmented geopolitical, regulatory and cultural world; liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; the impact of the current COVID-19 pandemic and government actions in response thereto on our business, financial condition, and results of operations; challenges faced by our non-U.S. operations, including the concentration of data and development work at our offshore facilities in China and India; our indebtedness could adversely affect our cash flows and financial flexibility; and the failure to protect our intellectual property rights or claims of intellectual property infringement against us. A more complete description of these risks and uncertainties can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward-looking statements as a result of new information or future events.

About Morningstar’s Investment Management group

Morningstar’s Investment Management group is a leading provider of discretionary investment management and advisory services. Guided by seven investment principles, the group is committed to focusing on its mission to design portfolios that help investors reach their financial goals. The group’s global investment management team works as one to apply a disciplined investment process to its strategies and portfolios, bringing together core capabilities in asset allocation, investment selection, and portfolio construction. This robust process integrates proprietary research and leading investment techniques. As of March 31, 2022, Morningstar’s Investment Management group was responsible for approximately $265 billion* in assets under advisement and management across North America, EMEA, and Asia-Pacific.

In addition to advisory services, the group’s investment professionals build and manage model portfolios for financial advisors in the United States, United Kingdom, Australia, South Africa and India to create strategies that incorporate a wide variety of investment objectives. In the UK, Morningstar Investment Management Europe Ltd is authorised and regulated by the Financial Conduct Authority to provide these services to Professional clients.

*Includes assets under management and advisement for Morningstar Investment Management LLC, Morningstar Investment Services LLC, Morningstar Investment Management Europe Ltd., Morningstar Investment Management Australia Ltd., Ibbotson Associates Japan, Inc., Morningstar Investment Management South Africa (PTY) LTD, Morningstar Investment Adviser India Private Ltd., and Morningstar Associates Inc. all of which are subsidiaries of Morningstar, Inc. Advisory Services listed are provided by one or more of these entities, which are authorized in the appropriate jurisdiction to provide such services.

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